PG&E Corporation:
     Preparing For the Future
Christopher P. Johns, CFO
Citigroup Investment Research
Power, Gas and Utilities Conference
June 7 - June 8, 2007, Charleston, SC

Cautionary Statement Regarding Forward-Looking
Information
This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, anticipated dividend growth, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, future electricity resources, and energy efficiency funding levels. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2007-2011 period,
Utility rate base averages $17 billion in 2007 and $18.7 billion in 2008, that the Utility earns at least its authorized rate of return on equity, and that the Utility’s ratemaking capital structure is maintained at 52 percent equity. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially.
Factors that could cause actual results to differ materially include:
▪

Utility’s ability to timely recover costs through rates;
▪

the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission;
▪

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
▪

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility's facilities and operations, its customers, and third parties on which the Utility relies;
▪

the potential impacts of climate change on the Utility’s electricity and natural gas business;

▪

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
▪

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at  Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
▪

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
▪

the ability of the Utility to timely complete its planned capital investment projects;
▪

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
▪

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the California wholesale electricity market;
▪

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
▪

the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
▪

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
▪

the impact of environmental laws and regulations and the costs of compliance and remediation;
▪

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
▪

other risks and factors disclosed in PG&E Corporation’s and Pacific Gas and Electric Company’s SEC reports.

•	PCG is a core utility holding, delivering strong investment opportunities and low regulatory risk.
•	Potential earnings “upsides” in 2008 and beyond are not included in guidance.
•	Emerging growth strategies present additional business opportunities.
Key Takeaways From Today’s Discussion

Business Unit	2006 Rate Base ($B)	Regulation
Electric and gas distribution	$10.3	CPUC
Electric generation	$1.8	CPUC
Gas transmission	$1.5	CPUC
Electric transmission	$2.3	FERC
PCG Total Business	$15.9	85% CPUC/15% FERC
Pacific Gas and Electric Company (PG&E)
•

$12.5 B in Revenues
•

$34.8 B in Assets
•

5.1 MM Electric/4.2 MM Gas Customers
•

$18 B+ Market Capitalization

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
 United States
Delighted    Energized    Rewarded
   customers  employees  shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision
PG&E Vision

Our Business Strategy

•

Competitive customer focus
•

Operational excellence
•

Regulatory alignment
•

Environmental leadership
•

Community involvement

Regulated Business Drivers
•

Statewide Energy Strategy
-  California Energy Action Plan
-  Renewable Portfolio Standard
-  AB32 Greenhouse Gas Legislation
•

Constructive Regulatory Environment
-  Decoupling/Balancing Account Treatment
-  Purchased Power and Fuel Costs Pass-Through
-  Pre-Approved CapEx

Core Business Investment Opportunities
•

Electric and gas distribution
•

Electric transmission
-   System reliability
-   Growth to reach renewable resources
•

Natural gas transmission and storage
•

Electric resource requirements
-   Energy efficiency
-   Renewables
-   Conventional generation

Capital Expenditures ($MM)
Common Plant
Gas Trans.
Electric Trans.
Generation
Distribution
Chart Key
0
$1,000
$2,000
$3,000
2007
2008
2009
2010
2011
$3,200
$3,200
$2,500
$3,100
$2,200
Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$24
$22
$20
$18
$16
$14
$12
$15.9
$17.0
$18.7
$20.8
$22.3
$23.3
2006A
2007
2008
2009
2010
2011

* Projected 2007-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from
the second series of the Energy Recovery Bonds.   Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the utility's equity ratio and by its equity return.  The carrying cost credit declines to zero when the taxes are fully paid in 2012.
Rate Base Growth

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

*Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008
 EPS Guidance available in Appendix and at www.pge-corp.com
EPS from Operations*
                                                    8%
EPS from Operations*:	2007 guidance of $2.70-$2.80 per share
2008 guidance of $2.90-$3.00 per share
EPS Guidance

Annual Long-Term EPS Growth (%)
16
14
12
10
8
6
4
2
0
CenterPoint Energy
FPL Group
PG&E Corp
Entergy
Xcel Energy
Southern Company
Progress Energy
American Electric Power
Ameren
Pinnacle West
NiSource
Consolidated Edison
TECO Energy

Survey of analyst estimates of EPS growth:
Source:  Thomson IBIS long-term EPS Growth Consensus Estimate Median May 8, 2007
EPS Growth - Comparator Group
EPS from operations annual growth targeted to average 8%
for 2007 - 2011

Potential Earnings Upsides
•

Transformation benefits
•

Energy efficiency incentives
•

Additional transmission and generation investments

California Energy Policy
PG&E’s resource investment strategy is aligned with
California’s Energy Action Plan “preferred loading order”:
1.

 Energy Efficiency
2.

 Demand Response
3.

 Renewable Resources
4.

 Distributed Generation
5.

 Conventional Resources

Over the past 30 years, California per capita energy use has remained relatively flat compared to the 50% increase in U.S. per capita energy use.
Source: California Energy Commission
California’s Success With Energy Efficiency
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
US
CA
Western Europe

Changing Legislative Environment for GHG
Recent greenhouse gas legislation:
•

California global warming legislation enacted in 2006
•

Federal legislation expected in 2 to 4 years
PG&E supports:
•

Mandatory market-based approach
•

Encouraging early action toward goals before full regulatory implementation
•

Recognition of prior actions
•

Pursuit of all cost-effective reductions in greenhouse gases
•

International cooperation

2004 CO2 Emissions (Tons)
All Source CO2 Emissions Rate (lbs/MWh)
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
2,500.00
2,000.00
1,500.00
1,000.00
500.00
AEP
SO
XEL
AEE
CIN
FIX
PGN
TPL
Average
DUK
FE
AYE
AES
DTE
CNP
UPN
PPL
CEG
PNW
TE
EXC

*   Comparison companies selected by Innovest.  Data include emissions of regulated and unregulated plants.
2004 is the most recent data available.
2004 CO2 Emissions and Emission Rates*
Source:  Innovest
Relative CO2 Emissions Rates - Generation

Industry Leadership and Emerging Growth
PG&E is looking ahead to the future of utility services
•

Clean/renewable fuel technologies
•

Smart Energy Web
•

Plug-in anywhere technologies
•

Sustainable Energy Communities

PCG Investment Opportunity Summary
•

First quartile EPS growth
-    Approved infrastructure investment
•

Potential upsides
-    Transformation benefits
-    Energy efficiency incentives
-    Additional transmission and generation investment
•

New Products and Services
-    Diverse management team with a competitive mindset
-    Record of innovation, well-positioned for industry change

Conference Notes

Appendix
Citigroup Investment Research
Power, Gas and Utilities Conference
June 7 - June 8, 2007, Charleston, SC

1500
1250
1000
750
500
250
0
2004A
2005A
2006A
2007
2008

GWh Savings:  Historic and Target
• About half of expected load growth will be met by energy efficiency • PG&E’s budget and goals for 2006-2008:
- Overall energy efficiency budget:	$975 million
- PG&E filled goals:	3,063 GWh; 47 therms
PG&E’s Energy Efficiency Programs

1800
1600
1400
1200
1000
800
600
400
200
0
2004A
2005A
2006A
2007
2008
2009
2010
2011
Existing
New
SmartMeter™ program

MWs
Demand response impacts expected to double from 2007
Actual and Projected Capacity Savings from Demand Response Programs
Demand Response Programs

25
20
15
10
5
0
Percentage of Projected Load
2006
2007
2008
2009
2010
2011
Projected Contracts
Under Contract
Deliveries

Wind
11%
Small hydro
35%
Geothermal
20%
Biopower
34%

* 2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
Projected Deliveries Plus Contracts*
2006 deliveries comprised of:
Renewable Portfolio Standard target is 20% by 2010
Renewable Resource Procurement

PPAs Counterparty/Facility	Size (MW)	Target Operational Date	Contract Term (years)
Calpine Hayward	601	2010	10
EIF Firebaugh	399	2009	20
Starwood Firebaugh	118	2009	15
EIF Fresno	196	2009	20
Tierra Energy Hayward	116	2009	20
Total	1,430
Facility	Size (MW)	Status	Target Operational Date	Estimated Capital Costs
Gateway	530	broken ground	2009	$370 million
Humboldt Bay	163	permitting	2009	$239 million
Colusa	657	permitting	2010	$673 million
Total	1,350			$1,282 million
New Generation Resources: Utility-Owned &
Conventional Power Purchase Agreements

Renewable QFs 6%
Other Renewable Resources 3%
Irrigation Districts * 5%
Non-Renewable QFs 15%
DWR 27%
Existing Utility Owned * 35%
Flexible Market Based Resources 9%

New Renewables ** 7%
Other Renewable Resources 5%
Renewable QFs 6%
Irrigation Districts * 4%
Non-Renewable QFs 15%
DWR 1%
Existing Utility Owned * 33%
Gateway, Colusa, Humboldt 5%
New All-Source Resources ** 5%
Flexible Market Based Resources 19%

*Over  20% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts, and other sources.
**May include utility -owned resources.**
* Approximately 13% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts and other sources.
2007 Projected Sources of Energy
85,500 GWh
2012 Projected Sources of Energy
89,900 GWh
•

Energy efficiency expected to meet half of future load growth
•

Growth in renewable resources and resources with operating flexibility
•

Growth in utility ownership
Long-Term Electric Resources

•

 CA State legislation in place
    - Global Warming Solutions Act (AB 32)
    - Emissions Performance Standard for Baseload Generation (SB 1368)
•

  Potential federal near-term actions
   - Expanded incentives for renewable energy
    - Energy efficiency incentives
    - Accelerated depreciation for advanced meters
    - Advanced transportation technology subsidies and tax incentives
•

 Potential federal longer-term actions
    - Proposed cap and trade programs
Carbon Legislation Landscape

	2007	2008	2009	2010	2011	2012

Rate Reduction Bond and Energy Recovery Bond Average Deferred Tax Balance	$854	$683	$542	$396	$243	$82

Estimated After-tax Carrying Cost Credit *	$(50)	$(40)	$(32)	$(23)	$(14)	$(5)

* Reduction Bonds are fully retired at the end of 2007. Estimated carrying cost credits assume a utility equity ratio of 52% and ROE at 11.35%.
Carrying Cost Credit Impacts
Estimated Average Deferred Tax Balances and Carrying Cost Credit Impacts
($MM)

($MM)	2007	2008	2009	2010	2011	2012

Annual ERB Amortization	$340	$354	$369	$386	$404	$423

End-of-year ERB balance	$1,936	$1,582	$1,213	$827	$423	-

ERB Amortization Schedule

Credit Profile
•

Current Ratings
-   Utility issuer rating:  BBB+ (S&P) and Baa1 (Moody’s)
-   Utility unsecured debt:  BBB+ (S&P) and Baa1 (Moody’s)
•

Average Utility Metrics (2007-2011)*
-   S&P Business Profile Rating:  5
-   Total Debt to capitalization (EOY):  53.6%
-   Funds from Operations Cash Interest Coverage:  5.1x
-   Funds from Operations to Average Total Debt:  22%
*

Metrics include debt equivalents for long-term power purchase contracts

Dividend Policy
•

Objectives:
-   Flexibility
-   Sustainability
-   Comparability
•

Payout ratio range of 50% - 70%
•

Growth balanced with funding for additional investment
opportunities
•

Dividend growth is expected to be generally in line with the growth in EPS from Operations

* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations
2006
EPS on an Earnings from Operations Basis*	$2.57
Items Impacting Comparability:
Scheduling Coordinator Cost Recovery Environmental Remediation Liability Recovery of Interest on PX Liability Severance Costs	0.21 (0.05) 0.08 (0.05)
EPS on a GAAP Basis	$2.76
2006 EPS - Reg G Reconciliation

2007
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.70 0.00 $2.70	$2.80 0.00 $2.80
2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

EPS Guidance - Reg G Reconciliation